 Quarterly Investor Update   June 11, 2020  Exhibit 99.1

 Safe Harbor StatementForward-looking Language  This presentation contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: our ability to continue as a going concern; our ability to successfully consummate a financial restructuring of our existing debt, existing equity interests, and certain other obligations (the Restructuring), and emerge from cases commenced under chapter 11 (the Chapter 11 Cases) of the United States Bankruptcy Code, including by satisfying the conditions and milestones in the restructuring support agreement; our ability to improve our liquidity and long-term capital structure and to address our debt service obligations through the Restructuring and the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations; our ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including our ability to receive approvals for debtor-in-possession financing, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; our ability to comply with the restrictions expected to be imposed by covenants in debtor-in-possession and exit financing; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Restructuring; increased administrative and legal costs related to the Chapter 11 process; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II obligations and the risk of penalties or obligations to return certain CAF II funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of state regulatory requirements that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects (such as highway construction) that impact our capital expenditures; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets or additional losses on assets held for sale; the effects of increased medical expenses and pension and postemployment expenses; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2020 and beyond; the effects of weak economic conditions and market disruptions, including the impact of the ongoing COVID-19 pandemic; risks arising from the delisting of our common stock from the Nasdaq Global Select Market; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K and our Form 10-Q for the quarter ended March 31, 2020. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.  2

 Non-GAAP Financial Measures  Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as taxes, pension and OPEB costs, interest expense, and debt repayments are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. Projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.  3

 Introduction  Today’s Presenters  Robert A. SchriesheimDirector; Chairman of Finance Committee  Bernard L. HanPresident and Chief Executive Officer  Sheldon BruhaChief Financial Officer  4

 Table of Contents  Situation Overview (Speaker: Robert A. Schriesheim)Go-Forward Management Focus (Speaker: Bernard L. Han)Quarterly Financial Results (Speaker: Sheldon Bruha)NW Sale* & Stranded Cost Update (Speaker: Sheldon Bruha)Appendix  6  5  *Sale of four Northwest states (ID, MT, OR, WA)   15  25  29  31

  Situation OverviewRobert A. Schriesheim,Director; Chairman of Finance Committee

 Summary: Overview   1  Our Focus is on creating value for our stakeholder by:  7  Managing an expeditious restructuring process  2  Progressing and implementing an extensive operational improvement plan   3  Positioning the company for maximum optionality as it pursues and refines its strategic plan and alternatives, including asset reconfiguration and reinvestment

Summary: Operational and Restructuring Progress

Frontier COMMUNICATIONS

Key Restructuring / External Milestones

- ✓ Filed for chapter 11 bankruptcy with an RSA supported by 75%+ of unsecured bondholders
  - Received commitment on $460M DIP-to-Exit Facility which is continuing to be evaluated
- ✓ Delivered on 3 RSA milestones
- ✓ Commenced management selection process and asset sale evaluations
- ✓ Closed the NW divestiture, receiving over $1.1B of net proceeds
- ✓ Filed change-of-control applications with 14 state PUCs
  - The intervention and discovery process will likely begin in the coming weeks
  - Finalizing applications for filing in five more states, as needed
- ✓ Preparing application with the FCC

Key Operational Milestones and On-Going Initiatives

- ✓ Reconstituted Board of Directors and replaced CEO
- ✓ Implemented initiatives to reduce churn, driving positive consumer fiber broadband net adds
- ✓ Deployed 1G capability to over 97% of Fiber HHs
- ✓ Reduced video content costs and de-emphasized video adds while sustaining broadband adds
- ✓ Actively working to reset and repair wholesale customer relationships
- ✓ Launched and ramping sales for next-gen enterprise solutions
- ✓ Hired senior SMB and enterprise outside consultant to drive realignment of sales personnel
- ✓ Hired new head of wholesale
- ✓ Transformed enterprise sales force and enterprise market strategy
- ✓ Developing detailed plan to participate in RDOF
- ✓ Planning 40-60K FTTH builds in 2020

8

Timeline and Key Milestones

Frontier COMMUNICATIONS

Key Operational Milestones

- **May 2019**: Increased # of customers eligible for promo roll off soft landing
- **May 2019**: Launched Enterprise WiFi services
- **Jun. – Jul. 2019**: Deprioritized sales / compensation for sales reps on video products
- **Aug. 2019**: Launched enterprise Cloud IT services for enterprises
- **Sep. 2019**: Offered add'l retention pricing options for soft landing
- **Oct. 2019**: Raised prices on video packages broadly
- **Oct. 2019**: Launched phase 2 SD-WAN product offering
- **Dec. 2019**: Announced Bernie Han as new CEO
- **Dec. 2019**: Raised prices on premium channels
- **Late 2019**: Deployed 1G capability to over 97% of FTTH HHs
- **Jan. – Apr. 2020**: Hired 22 new enterprise "inside sales reps"
- **Feb. 2020**: Announced Mike Shippey as new Wholesale SVP
- **Feb. 2020**: Dropped Starz from video offering
- **Mar. 2020**: Hired enterprise consultant Chris Ancell (former XO Comm. CEO)
- **May 2020**: Launched engineering planning and prioritization process for 40-60k HH build in 2020
- **Jun. 2020**: Launched fulsome enterprise managed security solution

January 2019 | April 2019 | July 2019 | October 2019 | January 2020 | April 2020 | July 2020

Key Restructuring / External Milestones

- **Sep. 2019**: Initial outreach to bondholders' advisors
- **Oct. 2019 – Dec. 2019**: Diligence process between advisors
- **Feb. 2020**: Initial outreach to banks for a DIP facility
- **Apr. 2020**: Successfully executed chapter 11 filing with RSA supported by over 75% of unsecured bondholders
- **Apr. 2020**: Received commitment of $460mm DIP-to-Exit Facility
- **Apr. 2020**: Delivery of Base Case
- **Apr. 2020**: Commencement of key management review
- **Apr. 2020**: Delivery of virtual separation timeline
- **Apr. 2020**: Delivery of reinvestment case sensitivities
- **May 2020**: Filed change-of-control applications with 14 state PUCs
- **May 2020**: Closed NW divestiture, receiving over $1.1bn of net proceeds
- **May 2020**: Commenced asset sale evaluation process

Legend:

- Product Launch / Upgrade
- Other Product-related Initiative Implemented
- New Hiring / Organizational Change
- Delivery of Restructuring Materials
- Other Key Restructuring Milestone

9

Business Update

Frontier COMMUNICATIONS

Key Q1 2020 Highlights

- Consumer customer churn of 1.81%, a sequential and YoY improvement
- Nearly 10k fiber broadband net adds, the second consecutive quarter of positive fiber net adds
- Significant repricing and reduction of video gross adds while still maintaining positive broadband net adds
- Roughly flat QoQ SMB fiber customers

[1] Adjusted EBITDA is a non-GAAP measure. See page 34 for the reconciliation of Net Income (Loss) to Adjusted EBITDA.

$1,933M

Total Revenue

Consumer revenue of $971 million and Commercial revenue of $872 million

$186M

Net loss

Includes pension settlement expense of $103 million, restructuring expenses of $48 million, and an additional $24 million loss on sale of Northwest Operations

$783M

Adjusted EBITDA[1]

Impacted by revenue declines, partly offset by adjusted expense reductions

$1,352M

Gross sale proceeds from Northwest sale

Closed sale of operations and assets in four Northwest states on May 1, 2020

10

Frontier Strategic Vision

Frontier COMMUNICATIONS

Frontier Strategy

- Transform the business from a provider of legacy telecom services over a primarily copper-based network to a next generation broadband service provider with long-lived fiber-based infrastructure
- Shift revenue base from 22% fiber data (excluding CAF) in 2019 to 67% by 2031



2019
22%
78%
2031
33%
67%
Fiber Data*
All Other (Ex. CAF)

- Pursue a virtual separation of state groupings
- Enhance value of enterprise given increased fiber margin contribution of subscriber counts

*All fiber broadband, ethernet and enterprise managed solutions revenue only

Stabilize and Repair the Existing Business

- Implement initiatives to reduce churn and stop new sales of value destructive products and bundles
- Retain legacy voice and data customers, and support conversion to VoIP, UCaaS, and Ethernet as needed
- Improve customer experience and service quality to drive positive fiber broadband net adds
- Grow share where possible based on network advantage
- Contain costs, reconfigure staffing, and manage cash flow

Maximize Potential for Fiber Investment

- Identify and plan for Fiber upgrades in-footprint, including consumer, SMB, enterprise, towers, and small cells
- Reset wholesale customer relationships and invest in next-gen fiber expansions serving ethernet, FTTT, and small cell solutions
- Develop detailed plan for competitive participation in RDOF given offensive and defensive potential value

Reconfigure Asset Portfolio

- Selectively and proactively identify and seek to monetize states that may be less strategic
- Identify potential alternative sources of funding and/or innovative capital structure options
- Carefully consider fixed / stranded costs and develop strategies to minimize these costs

11

Operational Initiatives are Projected to Result in Roughly $400 Million of Adj. EBITDA Uplift by 2022

In the Business as Usual ("BAU") case, the business trends from 2018-19 continue, plus deterioration in the wholesale segment. The current Base Case delivers significant operational improvements over current levels of revenue degradation and to cost improvements (with modest capital investments)

2019 – 2022 Adjusted EBITDA Bridge BAU to Revised Base Case: $408M Uplift in 2022 vs BAU



+$408M Adj. EBITDA Uplift vs. BAU
Adj. EBITDA ($mm)
$2,927 (1)
$510
$223
$296
$319
$68
$1,646
$219
$13
$45
$131
$2,055 (2)
•No bookings growth in next gen Ethernet
•No next-gen product growth (UCaaS, SD-WAN, etc.)
•Loss of CAF II revenue after 2021 (with 12-month extension through 2021)
•Also included in Base Case
•Churn levels remain elevated at current levels across all products
•Continue to sell video at current rates despite margin challenges
•Wholesale legacy Ethernet churn remains elevated
•No new wireless tower Ethernet connections with higher than trend churn
•New Ethernet bookings declines for major customers
•WDC TSA benefit (+$25M)
•WDC indirect cost reduction (+$72M)
•Other (-$29M)
•Ethernet bookings growth in both mass business and enterprise
•Next-gen products are effective at generating accretive sales
•Offset partially by SMB customer base losses (reductions in gross adds, upticks in churn) due to COVID-19
•Network / G&A / systems opex reduction
•Intentional pivot away from video has positive margin impact
•Consumer churn improvements in BB and VoIP
•Mix of gross adds shifts towards higher CLVs
•Near term price reductions to improve long-term revenue stability and revenue quality mix – more ethernet / fiber, less TDM / legacy
•Churn improvement and ethernet bookings growth
Pro Forma 2019(3) BAU
Consumer
Commercial
Wholesale
Regulatory
Expenses / Other
2022 BAU Case
Consumer
Commercial
Wholesale
Expenses / Other
6/1 Base Case 2022

(1) BAU Adjusted EBITDA is a non-GAAP measure – see page 37 for a reconciliation from Net Income (Loss) to Pro-Forma 2019 Adjusted EBITDA (BAU)

(2) Projections of Net Income (Loss) are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected Adjusted EBITDA to projected Net Income (Loss) are not provided because they could not be derived without unreasonable effort.

(3) Excludes estimated WDC Adjusted EBITDA

12

 Go-Forward Management FocusOperational Initiatives  Initiatives implemented thus far are a subset of a broader list of key initiatives that management is actively working on, all of which are expected to drive ~$400M of 2022 EBITDA benefit over a “business-as-usual” business case  1  2  3  4  5  13  6

FTTH Pilot

Frontier COMMUNICATIONS

- Planning to pass an incremental 40K to 60K households with fiber in 2020, targeting high return areas across the footprint
- Build will drive the following value creation
  - Provide real time data on inputs and assumptions to prioritization and returns modeling
  - Assess opportunities and challenges of building in different areas of the United States, e.g. CA, CT, FL, TX
  - Ramp up the process of designing, engineering, building, and selling FTTH, so the company can enter 2021 with momentum
  - Assist with PUC approval process to start modernization of plant and service quality earlier than planned
  - Generate upwards of $15M of 2024 EBITDA
- Developed detailed prioritization of markets to optimize build success
- Put processes and systems in place to track progress against different key metrics, including:
  - Build Costs
  - Passings / Addressing
  - Penetration / Uptake
  - ARPU / Bundling

14

 2. Go-Forward Management FocusBernard L. Han,President and Chief Executive Officer

Go-Forward Management Focus
Executive Summary

Frontier COMMUNICATIONS

COVID Impacts
- Employees
- Business Practices
- Customers
- Management

Building Blocks
- Organization
- Metrics/Dashboards
- Frontline Communications
- Analytics
- Simplification

Customer Segments
- Residential
- Small Business
- Enterprise
- Wholesale

Major Initiatives
- Customer Experience
- Churn
- Sales Quality
- Sales
- Costs
- Investment (RDOF and 2020 Investment Plan)

16

Go-Forward Management Focus
Initiatives: Initial Results

- Several key initiatives have been implemented with a measurable positive impact on business metrics

		Key Initiatives Completed / In Progress	Impact Thus Far
1 Consumer Churn Initiatives	1a Customer Service	• Implemented soft landing for promo roll-offs and improved outbound dialing to reduce fiber churn	• Churn at expiration of promo contract and non-pay churn has declined since early 2019 • Consumer fiber broadband churn declined from ~2.5% in mid-2019 to sub-2% in 2020 pre-COVID
	1b Quality of Service	• Broader focus on product quality: vast majority (97%) of fiber HHs have been upgraded to 1G capable, as of late 2019	
2 Consumer Video Strategy		• Deprioritized unprofitable video sales • Raised prices on premium channels and broader video packages • Dropped Starz from offering	• Video margin per subscriber has improved, despite content prices continuing to rise • De-emphasizing video product has not impacted broadband gross adds significantly
3 Enterprise Account Strategy		• Transitioning to a higher productivity, account management-focused enterprise salesforce • Focus on customer retention/satisfaction, migration to next-gen products, and accretive new sales	• Mix of enterprise reps has shifted from majority "territory-focused" reps to bifurcated "account management" or "hunter"-focused reps
4 Enterprise Next-Gen Products		• Built out suite of next-gen products, the core of which are UCaaS, SD-WAN, and managed security	• All products have been launched, and the sales force is being re-trained with new processes to increase bookings and flow-through of ethernet / fiber sales
5 Wholesale Customer Relationships		• In the process of resetting key customer relationships, positioning Frontier to be a reliable partner for modern ethernet services in the future • Hired Mike Shippey to head wholesale business	• Mike Shippey and Wholesale team actively working with wholesale customers to improve relationships
6 FTTH Strategy and Builds		• Launched 1G upgraded program for FTTH • Actively developing plan for building out ~40-60K fiber HHs in 2020	• As of late 2019, vast majority (97%) of fiber HHs are 1G capable • 2020 FTTH build planning is on-going

17

  Consumer Churn Initiatives: Soft-Landing Strategy  In order to reduce churn at the expiration of promotional pricing, Frontier implemented a “soft-landing” strategy to make price increases at contract expiration less drasticChurn during the month of contract expiration has shown significant improvements as has churn during the three months following contract expiration. All in, churn for these four months of the customer life-cycle (month of expiration + 3 months following) was reduced by nearly 65%  Residential Customers: Avg. Monthly Churn by Contract Expiration Cohort  1a  18  1  Data through April 1st, 2020 for “3 months following expiration”  65% Reduction

1b Consumer Churn Initiatives: **Drive Positive Net Adds**

Frontier COMMUNICATIONS

- Churn initiatives, including 1) soft-landing promo roll-offs and 2) increased outbound dialing to non-pay customers have had a meaningful impact on reducing fiber broadband churn, contributing to net adds trending above zero in early 2020
- The vast majority (over 97%) of fiber HHs are now 1G capable, as of late 2019

Consumer Fiber BB Avg. Monthly Churn Rate



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Avg. Monthly Churn Rate
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20[1]
Beginning in March 2020, COVID-19 caused further churn declines through Q2 '20
1G upgrades and churn initiatives lowered fiber broadband churn from ~2.8% in Q2 '19 to ~2.0% in February 2020 (pre-COVID)

Consumer Fiber BB Quarterly Net Adds



15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
Fiber BB Net Adds
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20[1]

1) April + May Results Only
Note: Figures are for RemainCo (25 States)

19

2 Consumer Video Strategy

Frontier COMMUNICATIONS

- Actively implementing several initiatives for consumer video products to improve customer value, including de-emphasizing new video sales, renegotiating or dropping content packages, increasing video prices and offering alternative TV services, such as DISH or Internet-based OTT solutions
- Gross Margin contribution per video sub increased by roughly $4 from Q1 2019 to Q1 2020
- Premium price increases and content removal in the back end of 2019 and early 2020 have shifted gross adds away from Fios Video, but has not had a meaningful impact on fiber BB net adds (which were positive for the second quarter in a row)

Fios Video: Average Monthly Gross Margin Contribution per Video Sub



Fios Video Revenue less Content Cost per Sub
$40
$30
$20
$10
$0
In addition to content cuts, price increases were implemented in 2019, causing customers to shift to lower-cost video packages, resulting in a relatively net-neutral effect on Fios ARPU
Content costs regularly raised at the beginning of each year
• Frontier has already taken measures to lower content costs by dropping STARZ in Q1 '20, which is expected to save ~$1.2M - $1.3M per month in content costs
• Will continue to address premium content costs throughout 2020
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20

Fiber BB vs Fios Video GA Mix



Fiber BB GAs
Fios Video GAs
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
27%
24%
20%
15%
73%
73%
76%
80%
85%
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20

Note: Figures are for RemainCo (25 States)

20

3 Enterprise Account Strategy

Frontier COMMUNICATIONS

- Frontier is transitioning to a leaner, more productive enterprise sales force focused more on cultivating relationships with the existing customer base and driving efficient sales of core strategic products

Enterprise Priorities

1 Improve engagement with existing customers
- Improve service and customer retention
- Manage migration from legacy products to modern / strategic products and services

2 Create clear customer segmentation rules and align org. structure with these segments
- Small business | Mid-market | Enterprise

3 Improve sales proficiency and effectiveness around core products
- Core products: Ethernet, SD-WAN, UCaaS and Managed Security

4 Improve sales information and targeting
- Focus on multi-location opportunities and on-net buildings

Enterprise Operational Changes

1 Sales staff restructuring
- "Inside sales" (mid-market) and "account management" (larger enterprise) are new sales rep types focused on existing customers: 1) growing the revenue base, 2) churn minimization and 3) migration from legacy to modern
- "Acquisition" reps still focused on new account adds, but with a greater focus on account management and churn minimization as tenure and book grow

March 2020 Enterprise Sales Reps by Type


22
42
126
Inside Sales
Account Management
Acquisition

2 Improved data and processes
- Salesforce database of customers with multiple locations and HQs in-footprint for targeted ethernet / next-gen sales
- Building databases of on-net buildings and competition
- Better processes around quick and competitive costing estimates for new ethernet builds, to minimize sales turnaround time

21

4 Enterprise Core Next Gen Products

Frontier COMMUNICATIONS

- Frontier has been developing and launching modern, enterprise-focused products. Frontier is focused on refining its sales approach, as well as service execution / delivery
- These products, combined with execution on sales and service delivery, are expected to drive pull-through sales of multi-location ethernet customers

			Current Status	
	Product Description	Primarily Sold With…	Product Built Out?	Product Launch Date
UCaaS	• Core functionality offerings: voice + video conferencing, chat, email, etc.	Ethernet Fiber Broadband	Partial	1.0: Q4/2018 2.0: Q4/2020
SD-WAN	• Software-defined management and operation of enterprise wide area networks	Ethernet Fiber Broadband	Partial	Launch: 12/18 1.0: 06/19 2.0:10/19 3.0:11/20
Managed Security	• Core offerings: Firewalls, threat management., DNS filtering, etc.	Ethernet	Phase 1 Launched, Phase 2 Under Planning	June, 2020

22

5 Wholesale Initiatives

Frontier Communications

Frontier is committed to resetting its relationships with its wholesale customers. The Company aims to create long-term value as a reliable partner for modern ethernet services and fiber-based services

- Key Wholesale Initiatives:
  - **Reset customer relationships** and chart a path forward to benefit customers
  - **Invest capital** in creating modern ethernet solutions for customers
  - **Interact closely** to learn customer needs
  - **Become reliable partners** for modern ethernet services, including expected growth in tower and small cell connectivity
  - **Improve processes** for sales and execution for all accounts, large and small

23

6 2020 Fiber to the Home

Frontier Communications

Frontier is developing a plan to pass 40K-60K incremental HHs with Fiber by the end of 2020. These HHs will serve as an initial jumpstart to broader long-term reinvestment plans, demonstrating Frontier's ability to engineer, build, and sell FTTH services to consumer, business, and wholesale customers

- Actively developing engineering plans and in the process of acquiring necessary permits / labor
- Developing playbooks for presale, marketing, operations, penetration, etc. in preparation for rollout
- Targeting 2020 build locations based on the following framework:
  - High density areas with more existing aerial network, likely to have lower build costs
  - Areas likely to have high adoption and faster penetration ramps from a competitive and demographic standpoint
  - Clustered builds to drive quick build execution and marketing efforts
- Building tools and systems to measure results in near real-time

24

 3. Quarterly Financial ResultsSheldon Bruha,Chief Financial Officer

Key Financial Highlights

Frontier COMMUNICATIONS

($ in Millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020
Total Revenue	**$2,101**	**$2,067**	**$1,997**	**$1,942**	**$8,107**	**$1,933**
Customer	*$2,009*	*$1,972*	*$1,906*	*$1,851*	*$7,738*	*$1,843*
Subsidy	*$92*	*$95*	*$91*	*$91*	*$369*	*$90*
Net Loss	**($87)**	**($5,317)**	**($345)**	**($162)**	**($5,911)**	**($186)**
Net Cash Provided from Operating Activities	$282	$575	$246	$405	$1,508	$477
Adjusted Operating Expenses*	$1,228	$1,185	$1,193	$1,168	$4,774	$1,150
Adjusted EBITDA*	**$873**	**$882**	**$804**	**$774**	**$3,333**	**$783**
Adjusted EBITDA Margin*	41.6%	42.7%	40.3%	39.9%	41.1%	40.5%
CapEx	$305	$275	$318	$328	$1,226	$286
LTM Operating Free Cash Flow*	**$643**	**$592**	**$563**	**$282**	**$282**	**$496**

*Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and LTM Operating Free Cash Flow are non-GAAP measures. See page 34 for a reconciliation of Net Income (Loss) to Adjusted EBITDA. See page 35 for a reconciliation of Operating Expenses to Adjusted Operating Expenses. See page 36 for a reconciliation of Net Cash Provided from Operating Activities to LTM Operating Free Cash Flow. See page 3 for the definition of Adjusted EBITDA Margin.

- **Q1 revenue declined** 8.0% YoY driven by customer losses
- **Q1 adjusted operating expenses** declined $78 million YoY driven by field operations and content costs
- **Q1 net loss** includes $103 million pension settlement expense, $48 million restructuring expenses, and an additional $24 million loss on sale of NW

26

     Product & Customer Revenue  Data and Internet Services declines vs prior year from declines in copper BB customers and Wholesale legacy circuits Consumer revenue declines vs prior year driven by secular declines in voice and videoCommercial revenue increased sequentially due to carrier dispute reserves recorded in Q4 2019    ($ in Millions)  Q12019  Q22019  Q32019  Q42019  FY 2019  Q1 2020  Data & Internet Services  $967  $963  $928  $898  $3,756  $932  Voice Services  $650  $629  $621  $600  $2,500  $572  Video Services  $268  $260  $244  $233  $1,005  $222  Other  $124  $120  $113  $120  $477  $117  Total Customer Revenue  $2,009  $1,972  $1,906  $1,851  $7,738  $1,843  Consumer  $1,077  $1,050  $1,024  $1,002  $4,153  $971  Commercial  $932  $922  $882  $849  $3,585  $872  Total Customer Revenue  $2,009  $1,972  $1,906  $1,851  $7,738  $1,843  Subsidy Revenue  $92  $95  $91  $91  $369  $90  Total Revenue  $2,101  $2,067  $1,997  $1,942  $8,107  $1,933    27

Capital Spending Update

Frontier COMMUNICATIONS



$286M

Capex spent in 1Q 2020

Projects Completed & Underway

- **FTTH Upgrade to 10 Gbps Complete -** Enables 10 Gbps Ethernet, expanding 5G backhaul capacity, and Gigabit Consumer broadband
- **CAF II: ~614K locations** enabled with CAF II broadband
- **Fixed wireless broadband** builds completed to reach 20K HH in CAF areas; targeting 70K HH by year end 2020
- **Built fiber to ~8K greenfield locations in Q1** (primarily housing developments within our footprint) on top of over 30K built in FY 2019
- **40-60K FTTH builds** planned for 2020

28

 4. NW Sale & Stranded Cost UpdateSheldon Bruha,Chief Financial Officer

NW Sale and Stranded Cost Update

NW Operations Closing

- Sale of four Northwest states (ID, MT, OR, WA) successfully closed on May 1st
- Gross proceeds were $1.352B in cash
- Net proceeds were $1.131B
  - Debt and working capital adjustments
  - Pension and OPEB liability funding
  - $56.5M of escrows
- Escrows relate to contract indemnities and finalization of Pension/OPEB and Working Cap calculations, and are expected to be released within 12 mos

	Q1 '20 Revenues
NW States Revenue	$145M
Remaining States Revenue	$1,788M
Total Revenue	**$1,933M**
NW States % of Total	*7.5%*

Stranded Cost Update

- Total indirect costs related to disposal is ~$127M
- Based on initial forecasts and expectation of duration of TSA activities, the indirect costs will gradually reduce, leaving ~$42M of "stranded costs" by 2024
- Progress to date:
  - In-year stranded cost savings are projected to be $31M.....
  - .... with an exit run rate of $46M of savings.
  - Under a TSA, Frontier will support operational transition and provide various services for initial rate of ~$5M / month, which offsets some of the remaining stranded costs until the TSA agreement ends.

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 5. Appendix

                     Appendix – Quarterly Financial Results

Impact of Recent Events

Frontier COMMUNICATIONS

Coronavirus

- Keeping employees and customers safe
- Offering contact-free installations and encouraging working remotely where possible
- Minimal customer and supply chain disruptions
- Adhering to FCC's Keep Americans Connected Pledge and other state regulations

Restructuring Plan

- Maintaining high level of customer service with no interruption
- Liquidity remains robust
- Proactively engaging employees, vendors, and other stakeholders
- Selectively reinvesting in fiber on a limited basis

Northwest Sale

- Closed Northwest Sale on May 1, 2020
- Gross proceeds were $1.352B in cash; net proceeds were $1,131 (post closing adjustments and amounts held in escrow)
- Will continue to support operational transition

33

    ($ in Millions)  Q12019  Q22019  Q32019  Q42019  FY 2019  Q1 2020  Net Income (Loss)  (87)  (5,317)  (345)  (162)  (5,911)  (186)  Add back (Subtract):               Income Tax Expense (Benefit)  18  (534)  (21)  (74)  (611)  (23)   Interest Expense  379  383  382  391  1,535  383   Investment and Other (Income) Loss, Net  9  9  10  9  37  (5)   Pension Settlement Costs  -  -  -  57  57  103   Loss on Extinguishment of Debt  20  -  -  -  20  -  Operating Income (Loss)  339  (5,459)  26  221  (4,873)  272  Depreciation and Amortization  484  454  422  420  1,780  415  EBITDA  $823  ($5,005)  $448  $641  ($3,093)  $687  Add back:               Pension/OPEB Expense  20  19  20  19  78  23   Restructuring Costs and Other Charges  28  31  27  82  168  48   Stock-based Compensation Expense  3  4  3  5  15  1   Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -   Loss on disposal of Northwest Operations  -  384  30  32  446  24   Goodwill Impairment  -  5,449  276  -  5,725  -  Adjusted EBITDA  $873  $882  $804  $774  $3,333  $783                EBITDA Margin  39.1%  (242.1)%  22.4%  33.0%  (38.2)%  35.6%  Adjusted EBITDA Margin  41.6%  42.7%  40.3%  39.9%  41.1%  40.5%  Non-GAAP Financial Measures    34

   Non-GAAP Financial Measures   ($ in Millions)  Q12019  Q2 2019  Q32019  Q42019  FY2019  Q1 2020  Total Operating Expenses  $1,762  $7,526  $1,971  $1,721  $12,980  $1,661  Subtract:               Depreciation and Amortization  484  454  422  420  1,780  415   Goodwill Impairment  -  5,449  276  -  5,725  -   Loss on disposal of Northwest Operations  -  384  30  32  446  24   Pension/OPEB Expense  20  19  20  19  78  23   Restructuring Costs and Other Charges  28  31  27  82  168  48   Stock-based Compensation Expense  3  4  3  5  15  1   Storm Related Insurance Proceeds  (1)  -  -  (5)  (6)  -  Adjusted Operating Expenses  $1,228  $1,185  $1,193  $1,168  $4,774  $1,150    35

   Non-GAAP Financial Measures    Quarterly Results             ($ in Millions)  Q12019  Q22019  Q32019  Q42019  FY2019  Q12020  Net Cash Provided from Operating Activities  $282  $575  $246  $405  $1,508  $477   Capital Expenditures   (305)  (275)  (318)  (328)  (1,226)  (286)  Operating Free Cash Flow  ($23)  $300  ($72)  $77  $282  $191    Trailing Four Quarter Results           ($ in Millions)  Q12019  Q22019  Q32019  Q42019  Q1 2020  Net Cash Provided from Operating Activities  $1,843  $1,746  $1,706  $1,508  $1,703   Capital Expenditures   (1,200)  (1,154)  (1,143)  (1,226)  (1,207)  Operating Free Cash Flow  $643  $592  $563  $282  $496  36

   Non-GAAP Financial Measures  37  Pro-forma Adjusted EBITDA (Excluding NW States) adjusts consolidated Adjusted EBITDA by excluding the adjusted EBITDA attributable to the NW StatesIn 2019, The NW States had $605 million of revenue and $326 million of adjusted expenses, resulting in adjusted EBITDA of $279 millionPro-forma Adjusted EBITDA (Excluding NW States) is further reduced by indirect expenses for the NW States, comprising allocated corporate costs that were not directly reduced as a result of the divestiture

Broadband Unit Trends


2019
2020
Q1
Q2
Q3
Q4
Q1
Net Adds (000s)
(38)
(21)
(6)
(11)
(71)
(46)
(10)
(15)
(71)
(52)
(1)
(18)
(42)
(36)
3
(9)
(33)
(25)
10
(18)
Total Broadband (Consumer & Commercial)
Consumer Copper Broadband
Consumer Fiber Broadband
Commercial Broadband

Continued positive fiber net adds reflects introduction of 1 Gig offering in Q4 2019

Copper trends improving driven by lower customer churn and stability in gross adds sequentially and vs. Q1 2019

38

 Consumer Unit Trends                          v  Video net losses reflect a deemphasis on triple play products and secular shifts to OTT    Consumer Copper Broadband    Consumer Fiber Broadband    Consumer Video excl. Dish  Net Adds (000s)  Q1  Q2    2019  Q4  Q1  Q3    2020  39

                         Customer Churn Trends    Experiencing lower churn in both Fiber and Copper markets   Q1  Q3  Q2    2019  Q1 churn lower in both broadband and video reflect lower promotional rolloff activity compared to Q2 2019 and Q3 2019   Q4  Q1    2020  40

                         Consumer ARPC  Customers  Q1  ARPC    Q1 2020 Consumer ARPC sequential decrease driven by video losses  Q3    2019  Q2  Q4  4.0M  3.9M  3.8M  3.7M  3.7M  Q1    2020  41

                     Appendix – COVID Impact

COVID 19 Impact

Frontier COMMUNICATIONS

Business Continuity

- Keeping employees and customers safe
- Transitioned to remote work for 90% of non-field force employees
- Offering contact-free installations
- Providing field employees PPE, implemented social distancing and protection protocols
- Deemphasizing non-priority activity (i.e. video upgrades)

Supporting Customers

- Adhering to FCC's Keep Americans Connected Pledge and other state regulations
- Rapidly augmented high demand traffic routes

Business Implications

- Consumer order activity up; lower customer deactivation
- Pressures on small business
- Accelerated the shift toward digital selling and customer care at the expense of door-to-door and retail

43